UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D. C. 20549



                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported):  May 26, 1999



                      NORWEST ASSET SECURITIES CORPORATION

             Mortgage Pass-Through Certificates, Series 1999-1 Trust



New York (governing law of
        333-67329-02
  IRS EIN

Pooling and Servicing Agreement)
    (Commission

(State or other
                     File Number)

jurisdiction




        c/o Norwest Bank Minnesota, N.A.


        11000 Broken Land Parkway
                           21044

        Columbia, Maryland
                                  (Zip Code)

        (Address of principal executive offices)



       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events



On May 26, 1999 a distribution was made to holders of NORWEST ASSET SECURITIES CORPORATION, Mortgage Pass-Through Certificates, Series 1999-1 Trust.




  ITEM 7.  Financial Statements and Exhibits



        (c)  Exhibits furnished in accordance with Item 601(a) of

  Regulation S-K





             Exhibit Number                      Description



                               Monthly report distributed to holders of
             EX-99.1
             Mortgage Pass-Through Certificates, Series

                               1999-1 Trust, relating to the May 26, 1999
                                  distribution.








Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                       NORWEST ASSET SECURITIES CORPORATION
              Mortgage Pass-Through Certificates, Series 1999-1 Trust

              By:   Norwest Bank Minnesota, N.A., as Master Servicer

              By:   /s/ Sherri J. Sharps, Vice President

              By:   Sherri J. Sharps, Vice President

              Date: 06/01/1999



                                INDEX TO EXHIBITS





Exhibit Number                   Description





EX-99.1
        Monthly report distributed to holders of Mortgage Pass-Through
                Certificates, Series 1999-1 Trust, relating to the May 26, 1999 distribution.